SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2002

VERITY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	0-26880 (Commission File Number)	77-0182779 (IRS Employer Identification No.)

894 Ross Drive
Sunnyvale, CA 94089
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (408) 541-1500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
SIGNATURE
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.3

Item 2. Acquisition or Disposition of Assets.

     On December 17, 2002, Verity, Inc., a Delaware corporation, (“Verity”) completed the purchase of certain assets from Inktomi Corporation, a Delaware corporation (“Inktomi”), Quiver, Inc., a Delaware corporation (“Quiver”), Ultraseek Corporation, a California corporation (“Ultraseek”), and Quiver Ltd., an Israeli corporation (“Quiver Ltd.”), pursuant to an Asset Purchase Agreement among Inktomi, Quiver, Ultraseek, Quiver Ltd. and Verity (the “Purchase Agreement”), as amended by Amendment No. 1 to Asset Purchase Agreement (“Amendment No. 1 to Purchase Agreement”). Quiver, Ultraseek and Quiver Ltd. are all wholly-owned subsidiaries of Inktomi. Under the terms of the Purchase Agreement and related agreements, Verity purchased certain assets and entered into a license agreement relating to Inktomi’s enterprise search software business. Verity paid a purchase price of $25,000,000 in cash and assumed Inktomi’s obligations under certain existing enterprise search business contracts. The funds used to purchase the assets of Inktomi came from Verity’s working capital. The terms of the Purchase Agreement including the purchase price, were determined through arms-length negotiations between Verity and Inktomi.

     The description contained in this Item 2 of the transactions consummated pursuant to the terms of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement and Amendment No. 1 to Purchase Agreement, copies of which are attached to this report as Exhibit 2.1 and Exhibit 2.2, respectively. Copies of the press releases by Verity announcing the transactions described above are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

     Inktomi’s enterprise search software business was operated by the Enterprise Search Division, a division of Inktomi (“Enterprise”). See Exhibit 99.3 for the audited consolidated financial statements of Enterprise, which are incorporated here by reference.

     (b)  Pro Forma Financial Information.

     The following unaudited pro forma combined condensed financial information has been prepared based on the historical financial statements of Verity and Enterprise after giving effect to Verity’s acquisition of certain assets and assumption of certain obligations related to Inktomi’s enterprise search software business and the assumptions and adjustments described in the accompanying notes to unaudited pro forma combined condensed financial information.

     The fiscal years of Verity and Inktomi end on May 31 and September 30, respectively. The Verity and the Enterprise balance sheets as of November 30, 2002 and September 30, 2002, respectively, have been combined as if the acquisition had occurred on November 30, 2002. For purposes of the pro forma information for the most recent fiscal year, the Verity and the Enterprise statements of operations for the year ended May 31, 2002 and for the 12 month period ended March 31, 2002, respectively, have been combined. For purposes of the pro forma information for the interim period, the Verity and the Enterprise statements of operations for the

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six month period ended November 30, 2002 and September 30, 2002, respectively, have been combined. The unaudited pro forma combined condensed statements of operations give effect to the acquisition as if it had occurred on June 1, 2001.

     The unaudited pro forma combined condensed financial information, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the audited historical consolidated financial statements and notes thereto included in Verity’s Annual Report on Form 10-K for the fiscal year ended May 31, 2002, as filed with the Securities and Exchange Commission on August 16, 2002, and the unaudited interim consolidated financial statements and notes thereto included in Verity’s Quarterly Report on Form 10-Q for the six months ended November 30, 2002, as filed with the Securities and Exchange Commission on January 10, 2003 and the audited consolidated financial statements and notes thereto of Enterprise, included as Exhibit 99.3 hereto.

     The unaudited pro forma combined condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations that would have actually been reported had the acquisition occurred June 1, 2001 for statements of operation purposes and as of November 30, 2002 for balance sheet purposes, nor is it necessarily indicative of the future financial position or results of operations. The pro forma combined condensed financial statements include adjustments, which are based upon preliminary estimates, to reflect the allocation of purchase price to the acquired assets and assumed liabilities of Inktomi, before any integration. This unaudited pro forma combined condensed financial information does not incorporate, nor does it assume, any anticipated benefits from cost savings or synergies of operations of the combined company. The final allocation of the purchase price will be determined after the completion of the acquisition and will be based upon actual net tangible and intangible assets acquired as well as liabilities assumed. Because the unaudited pro forma combined condensed financial statements are based upon preliminary estimates, the pro forma adjustments may differ materially based upon the final allocation.

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UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
(In thousands)

	HISTORICAL

			PRO FORMA		PRO FORMA
	VERITY	ENTERPRISE	ADJUSTMENTS		COMBINED

	AS OF NOVEMBER 30,	AS OF SEPTEMBER 30,
	2002	2002

ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$109,424	—	$(22,000	)(a)	$87,424
Trade accounts receivable, net	18,193	$2,754			20,947
Deferred tax assets	1,186	—			1,186
Prepaid and other	6,038	297	(297	)(b)	6,038

Total current assets	134,841	3,051	(22,297)		115,595
Property and equipment, net	5,497	1,265	(1,076	)(b)	5,686
Long-term investments	128,036	—			128,036
Deferred tax assets	16,597	—			16,597
Goodwill and other intangibles, net	—	10,028	17,243	(c)	27,271
Other non-current assets	—	394	(394	)(b)	—

Total assets	$284,971	$14,738	$(6,524)		$293,185

LIABILITIES
Current liabilities:
Accounts payable	$5,036	$574	$(574	)(b)	$6,862
			1,826	(d)
Accrued compensation	8,660	—			8,660
Other accrued liabilities	2,684	3,575	(3,575	)(b)	2,684
Deferred revenue	12,727	4,588			17,315

Total current liabilities	29,107	8,737	(2,323)		35,521

Other non-current liabilities:
Deferred purchase payment	—	—	3,000	(e)	3,000

Total liabilities	29,107	8,737	677		38,521

STOCKHOLDERS’ EQUITY
Common stock	35	—			35
Additional paid-in capital	236,594	—			236,594
Retained earnings	15,877	—	(1,200	)(f)	14,677
Other comprehensive income	3,358	—			3,358
Owner’s net investment	—	6,001	(6,001	)(b)	—

Total stockholders’ equity	255,864	6,001	(7,201)		254,664

Total liabilities and stockholders’ equity	$284,971	$14,738	$(6,524)		$293,185

The accompanying notes are an integral part of these consolidated financial statements.

4.

UNAUDITED PRO FORMA COMBINED CONDENSED
STATEMENTS OF OPERATIONS
(In thousands)

	FOR THE TWELVE MONTHS ENDED

	HISTORICAL

			PRO FORMA		PRO FORMA
	VERITY	ENTERPRISE	ADJUSTMENTS		COMBINED

	MAY 31, 2002	MARCH 31, 2002

REVENUE
Software products	$55,859	$15,145			$71,004
Service and other	37,906	9,251			47,157

Total revenues	93,765	24,396			118,161

COST OF REVENUES
Software products	2,254	2,293			4,547
Service and other	10,978	1,477			12,455

Total costs of revenues	13,232	3,770			17,002

Gross profit	80,533	20,626			101,159

OPERATING EXPENSES
Research and development	23,627	6,342			29,969
Marketing and sales	50,285	18,153			68,438
General and administrative	11,654	4,188			15,842
Restructuring charge	1,563	1,294			2,857
Amortization of goodwill and other intangibles	—	64,913	$(64,913	)(g)	2,580
			2,580	(h)
Impairment of other long-lived assets	—	525			525
Charitable contribution	1,000	—			1,000

Total operating expenses	88,129	95,415	(62,333)		121,211

Loss from operations	(7,596)	(74,789)	62,333		(20,052)

Other income	9,869	137	(953	)(i)	9,008
			(45	)(j)
Income (loss) before provision for (benefit from) income taxes	2,273	(74,652)	61,335		(11,044)
Provision for (benefit from) income taxes	864	17	(1,403	)(k)	(522)

Net income (loss)	$1,409	$(74,669)	$62,738		$(10,522)

Net income per share–basic	$0.04

Net income per share–diluted	$0.04

Number of shares used in per share calculation-basic	35,404

Number of shares used in per share calculation-diluted	37,169

Pro forma net loss per share-basic and diluted					$(0.30)

Pro forma number of shares used in per share calculation-basic and diluted					35,404

The accompanying notes are an integral part of these consolidated financial statements

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UNAUDITED PRO FORMA COMBINED CONDENSED
STATEMENTS OF OPERATIONS
(In thousands)

	FOR THE SIX MONTHS ENDED

	HISTORICAL

			PRO FORMA		PRO FORMA
	VERITY	ENTERPRISE	ADJUSTMENTS		COMBINED

	NOVEMBER	SEPTEMBER
	30, 2002	30, 2002

REVENUE
Software products	$25,255	$4,432			$29,687
Service and other	19,646	5,256			24,902

Total revenues	44,901	9,688			54,589

COST OF REVENUES
Software products	652	(263)			389
Service and other	5,446	1,573			7,019

Total costs of revenues	6,098	1,310			7,408

Gross profit	38,803	8,378			47,181

OPERATING EXPENSES
Research and development	11,108	5,319			16,427
Marketing and sales	19,504	11,621			31,125
General and administrative	4,966	1,760			6,726
Restructuring charge	993	1,955			2,948
Amortization of goodwill and other intangibles	—	16,366	$(16,366	)(g)	1,290
			1,290	(l)
Impairment of goodwill and other intangibles	—	192,425			192,425
Impairment of other long-lived assets	—	41,056			41,056

Total operating expenses	36,571	270,502	(15,076)		291,997

Income (loss) from operations	2,232	(262,124)	15,076		(244,816)

Other income	3,808	108	(477	)(m)	3,416
			(23	)(n)
Income (loss) before provision for (benefit from) income taxes	6,040	(262,016)	14,576		(241,400)
Provision for (benefit from) income taxes	2,296	61	(701	)(k)	1,656

Net income (loss)	$3,744	$(262,077)	$15,277		$(243,056)

Net income per share–basic	$0.11

Net income per share–diluted	$0.10

Number of shares used in per share calculation-basic	35,123

Number of shares used in per share calculation-diluted	36,206

Pro forma net loss per share-basic and diluted					$(6.92)

Pro forma number of shares used in per share calculation-basic and diluted					35,123

The accompanying notes are an integral part of these consolidated financial statements.

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NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
FINANCIAL STATEMENTS

Note 1. Basis of Pro Forma Presentation

     The unaudited pro forma combined condensed financial statements of Verity have been prepared based on the historical consolidated balance sheets of Verity and the Inktomi Enterprise Search Division (“Enterprise”) as of November 30, 2002 and September 30, 2002, respectively and the historical consolidated statements of operations for Verity for the year ended May 31, 2002 and the six months ended November 30, 2002, and the historical consolidated statements of operations for Enterprise for the 12 months ended March 31, 2002 and the six months ended September 30, 2002, after giving effect to the adjustments and assumptions described below.

     Verity and Enterprise employ accounting policies that are in accordance with generally accepted accounting principles in the United States. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In management’s opinion, all material adjustments necessary to reflect fairly the pro forma financial position and pro forma results of operations of Verity and Enterprise have been made.

     Tax savings from the combined entities’ potential opportunity to offset taxable income with tax losses generated through other operations have not been considered in the pro forma statements of operations.

     The acquisition will be accounted for as a “purchase” transaction for accounting and financial reporting purposes, in accordance with accounting principles generally accepted in the United States. After the acquisition, the results of operations of Enterprise will be included in the consolidated financial statements of Verity. The purchase price will be allocated based on the fair values of the assets acquired and the liabilities assumed. Pursuant to Statements of Financial Accounting Standards No. 141, “Business Combinations,” and No. 142, “Goodwill and Other Intangible Assets,” goodwill will not be subject to amortization over its estimated useful life. Rather, goodwill will be subject to at least annual assessment for impairment based on a fair value test. Identified intangible assets with finite lives will be amortized over those lives. A final determination of the intangible asset values and required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not yet been made. Verity will determine the fair value of assets and liabilities and will make appropriate business combination accounting adjustments. However, for purposes of disclosing unaudited pro forma information in this Form 8-K/A, Verity has made a preliminary determination of the purchase price allocation, based upon current estimates and assumptions, which is subject to revision.

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Note 2. Pro Forma Assumptions

     The unaudited pro forma condensed combined financial statements include the following adjustments.

Preliminary Purchase Price Allocation:

     The unaudited pro forma combined condensed financial statements reflect an estimated purchase price of approximately $26.8 million. The total estimated purchase price of the acquisition of Enterprise is as follows (in thousands):

Cash	$22,000
Deferred payment	3,000
Estimated acquisition costs	1,826

Total purchase price		$26,826

     Under the purchase method of accounting, the total estimated purchase price is allocated to Enterprise’s net tangible and identifiable intangible assets based upon their estimated fair value as of the date of completion of the acquisition. The final purchase price is dependent on the actual cash paid and actual direct acquisition costs. Based upon the estimated purchase price and the preliminary independent valuation, the preliminary purchase price allocation, which is subject to change based on Verity’s final analysis, is as follows (in thousands):

Identifiable intangibles assets acquired (Useful life (years))
Existing technology (5)	$8,300
Patents/core technology (5)	2,800
Maintenance agreements (5)	1,800

Total amortizable intangible assets		12,900
In-process technology		1,200
Fair value of net liabilities assumed		(2,808)
Goodwill		15,534

Total purchase price (including transaction costs)		$26,826

     Of the total purchase price, $3.0 million was retained by Verity in order to secure Inktomi’s indemnification obligations under the Purchase Agreement. On June 17, 2004, Verity is obligated to pay Inktomi an amount equal to the sum of (i) $3.0 million plus (ii) simple interest thereon calculated from the December 17, 2002 through the date of payment at an annual rate of 1.5%. Verity shall have the right to withhold or deduct from the deferred payment amount any sum that may be owed to Verity by Inktomi pursuant to Inktomi’s indemnification obligations under the Purchase Agreement.

     Currently, Verity does not expect to deduct any material amounts under these indemnification obligations and has recorded the deferred payment as part of the purchase consideration.

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     There were no transactions between Verity and Enterprise. Certain reclassifications have been made to conform Enterprise’s historical amounts to Verity’s financial statement presentation.

     The pro forma adjustments do not reflect any integration adjustments such as restructuring costs to be incurred in connection with the acquisition or operating efficiencies and cost savings that may be achieved with respect to the combined entity.

     The accompanying unaudited pro forma combined financial statements have been prepared as if the acquisition was completed on November 30, 2002 for balance sheet purposes and as of June 1, 2001 for statement of operations purposes and reflect the following pro forma adjustments:

(a)	To reflect purchase consideration of $22 million cash to Inktomi.
(b)	To reflect the elimination of assets and liabilities not acquired.
(c)	To reflect acquired goodwill and other intangibles, net of $27.271 million.
(d)	To record the estimated acquisition costs of $1.826 million.
(e)	To reflect a deferred payment of $3 million of the total purchase consideration to be paid 18 months after the closing of the acquisition.
(f)	To record a $1.2 million write-off of acquired in-process technology.
(g)	To eliminate the historical amortization expenses recorded by Enterprise for goodwill and other intangibles.
(h)	To reflect 12 months amortization of acquired intangible assets of $12.9 million over 5 years.
(i)	To eliminate 12 months of interest income on the cash paid at closing of $22 million.
(j)	To reflect 12 months interest expense payable to Inktomi on the deferred payment of $3 million.
(k)	To record the tax effect on pro forma adjustments at our statutory tax rate of 39.2%
(l)	To reflect 6 months amortization of acquired intangible assets of $12.9 million over 5 years.
(m)	To eliminate 6 months of interest income on the cash paid at closing of $22 million.
(n)	To reflect 6 months interest expense payable to Inktomi on the deferred payment of $3 million.

Note 3. Unaudited Pro Forma Earnings Per Share Data

     Basic and diluted pro forma earnings per share were calculated using the weighted average shares outstanding of Verity for the year ended May 31, 2002 and the six months ended November 30, 2002. As the pro forma condensed combined consolidated statement of operations for all periods presented shows a net loss, weighted average basic and diluted shares are the same.

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Note 4. Transfer of Employees

     The unaudited historical condensed financial statements for Enterprise reflect approximately 75-100 employees, of which approximately 45 transferred to Verity as part of this acquisition. Management expects this decrease in employees to result in significantly lowered expenses going forward.

10.

(c)	Exhibits.

2.1 (1)	Asset Purchase Agreement among Inktomi Corporation, Quiver, Inc., Ultraseek Corporation, Quiver Ltd. and Verity, Inc., dated November 13, 2002.
2.2 (1)	Amendment No. 1 to Asset Purchase Agreement between Inktomi Corporation, Quiver, Inc., Ultraseek Corporation, Quiver Ltd. and Verity, Inc., dated December 17, 2002, amending Asset Purchase Agreement dated November 13, 2002.
23.1	Consent of Independent Accountants, PricewaterhouseCoopers LLP, independent accountants of Inktomi Corporation.
99.1 (1)	Press Release of Verity dated November 13, 2002.
99.2 (1)	Press Release of Verity dated December 18, 2002.
99.3	Audited consolidated financial statements of Enterprise Search Division, a division of Inktomi Corporation.

(1)	Previously filed as a like-numbered exhibit to Verity’s Current Report on Form 8-K as filed with the SEC on December 20, 2002.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITY, INC.

Date: February 26, 2003	By:	/s/ Steven R. Springsteel

Steven R. Springsteel Senior Vice President of Finance and Administration and Chief Financial Officer

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EXHIBIT INDEX

Exhibit

2.1 (1)	Asset Purchase Agreement among Inktomi Corporation, Quiver, Inc., Ultraseek Corporation, Quiver Ltd. and Verity, Inc., dated November 13, 2002.
2.2 (1)	Amendment No. 1 to Asset Purchase Agreement between Inktomi Corporation, Quiver, Inc., Ultraseek Corporation, Quiver Ltd. and Verity, Inc., dated December 17, 2002, amending Asset Purchase Agreement dated November 13, 2002.
23.1	Consent of Independent Accountants, PricewaterhouseCoopers LLP, independent accountants of Inktomi Corporation.
99.1 (1)	Press Release of Verity dated November 13, 2002.
99.2 (1)	Press Release of Verity dated December 18, 2002.
99.3	Audited consolidated financial statements of Enterprise Search Division, a division of Inktomi Corporation.

(1)	Previously filed as a like-numbered exhibit to Verity’s Current Report on Form 8-K as filed with the SEC on December 20, 2002.

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